                                                       EXHIBIT (6)(a)(8)(ii)


                                AMENDMENT NO. 1
                                       TO
               AMENDED AND RESTATED MASTER DISTRIBUTION AGREEMENT
                          (CLASS A AND CLASS C SHARES)


       The Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of August 4, 1997 by and between AIM International Funds, Inc., a Maryland corporation, with respect to the Class A and Class C Shares of each series of shares of common stock as set forth in the Agreement, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

       Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "APPENDIX A
                                       TO
               AMENDED AND RESTATED MASTER DISTRIBUTION AGREEMENT
                                       OF
                         AIM INTERNATIONAL FUNDS, INC.

CLASS A SHARES

AIM Asian Growth Fund
AIM European Development Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Global Income Fund
AIM International Equity Fund

CLASS C SHARES

AIM Asian Growth Fund
AIM European Development Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Global Income Fund
AIM International Equity Fund"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 1, 1997


                                       AIM INTERNATIONAL FUNDS, INC.


Attest:  /s/ STEPHEN I. WINER          By: /s/ CAROL F. RELIHAN
        ---------------------------       ------------------------------------
          Assistant Secretary              Carol F. Relihan
                                           Senior Vice President

(SEAL)

                                       A I M DISTRIBUTORS, INC.



Attest:  /s/ STEPHEN I. WINER          By:  /s/ W.G. LITTLEPAGE
        ---------------------------       ------------------------------------
          Assistant Secretary               W.G. Littlepage
                                            Senior Vice President


(SEAL)